Interest, Net (Components Of Interest) (Details) - USD ($) $ in Millions		12 Months Ended
		May. 31, 2015	May. 25, 2014	May. 26, 2013
Debt Instruments [Line Items]
Interest expense	[1]	$ 186.2	$ 134.0	$ 126.2
Imputed interest on capital and financing leases		8.0	3.5	3.6
Capitalized interest		(1.3)	(2.6)	(2.9)
Interest income		(0.6)	(0.6)	(0.9)
Interest, net		192.3	$ 134.3	$ 126.0
Long-term Debt
Debt Instruments [Line Items]
Interest expense	[1]	$ 91.3

[1]	Interest expense in fiscal 2015 includes approximately $91.3 million of expenses associated with the retirement of long-term debt. See Note 9 - Debt.